CERTIFICATION PURSUANT TO
18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Sionix Corporation (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)           The annual report on Form 10-K for the period ended September 30, 2008 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)           Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 13, 2009

/s/ James J. Houtz
James J. Houtz, Chief Executive Officer and President

/s/ Rodney Anderson
Rodney Anderson, Interim Chief Financial Officer